ASSIGNMENT AND ASSUMPTION OF
                              SPECIFIED LIABILITIES


THIS ASSIGNMENT AND ASSUMPTION, made as of the 3rd day of May, 2000, by and between AURA CERAMICS, INC., a Delaware corporation ("Seller"), and ALPHA CERAMICS, INC., a Minnesota corporation ("Buyer").

WHEREAS, Buyer, Seller and Aura Systems, Inc., a Delaware corporation, have entered into that certain Asset Purchase Agreement dated as of February 29, 2000 (the "Asset Purchase Agreement");

WHEREAS, the Asset Purchase Agreement provides that Buyer is to acquire all of the assets of Seller, other than the "Retained Assets" (as such term is defined in Section 2.2 of the Asset Purchase Agreement); and

WHEREAS, the Asset Purchase Agreement provides that Buyer is to assume certain specified liabilities of Seller as set forth in Section 2.3 of the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the transactions as described in the Asset Purchase Agreement, and other good and valuable consideration, the receipt, sufficiency and mutuality of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. ASSUMPTION. Buyer hereby assumes and agrees to pay according to their terms all of the "Assumed Liabilities", as that term is defined in Section 2.3 of the Asset Purchase Agreement.

2. RETAINED LIABILITIES. Seller shall remain unconditionally liable for all "Retained Liabilities", which term is defined in Section 2.3 of the Asset Purchase Agreement as all obligations, liabilities and commitments of Seller, presently existing or contingent arising out of events or circumstances occurring on or prior to the Closing Date (as that term is defined in the Asset Purchase Agreement). Buyer is not assuming or agreeing to pay or perform the Retained Liabilities or any other liabilities, obligations or commitments of Seller other than the Assumed Liabilities.

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                                                          SELLER:

Date: May ___, 2000                                       AURA CERAMICS, INC.


                                                          By:
                                                              Its:

                                                          By:
                                                              Its:


                                                          BUYER:

Date: May ____, 2000                                      ALPHA CERAMICS, INC.


                                                          By:
                                                              James E. Sloane
                                                              Its: President